SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                          July 25, 1996


                (Date of earliest event reported)


                        STOKELY USA, INC.


      (Exact name of registrant as specified in its charter)


                   Commission File No. 0-13943



        Wisconsin                                 39-0513230

(State or other jurisdiction                 (I.R.S. Employer
 of incorporation)                            Identification No.)



     1055 Corporate Center Drive
     Oconomowoc, Wisconsin                         53066

(Address of principal executive offices)         (Zip Code)




                         (414) 569-1800


       (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

The sale of substantially all the Company's frozen business assets was completed on July 25, 1996 to Dean Foods Vegetable Company, AGRIPAC and The Freezer Group Acquisition, L.L.C. The pending sale and related terms of the sale were disclosed in a Current Report on Form 8-K dated May 23, 1996 and in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1996.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.


(a)  Not applicable.


(b)  Unaudited Pro Forma Consolidated Financial Information of
     Stokely USA, Inc.

The following unaudited pro forma consolidated balance sheet reflects the consolidated balance sheet of Stokely USA, Inc. as of March 31, 1996 assuming the sale of the frozen business was consummated at March 31, 1996. The following unaudited pro forma consolidated statement of operations reflects the consolidated statement of operations of Stokely USA, Inc. for the year ended March 31, 1996 assuming the sale of the frozen business was consummated at April 1, 1995.

The pro forma consolidated balance sheet as of March 31, 1996 and the pro forma consolidated statement of operations for the year then ended have been prepared by Stokely USA, Inc. management based upon the audited and unaudited financial statements of Stokely USA, Inc. for the periods indicated. The pro forma consolidated statement of operations is not necessarily indicative of the results that actually would have occurred if the sale of the frozen business had occurred at April 1, 1995 or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements of Stokely USA, Inc. for the year ended March 31, 1996 on Form 10-K, incorporated herein by reference.

Stokely USA, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet


ASSETS

                                                                March 31, 1996

                                        Stokely
                                          USA,         Pro-Forma      Pro-Forma
(Dollars in thousands)                         Inc.         Adjustments          Results

CURRENT ASSETS:
  Cash and cash equivalents            $    777                         $   777
  Accounts receivable, less allowance
   for losses ($570 and $452, respectively)               16,975                 16,975
  Refundable income taxes                    11                              11
  Inventories                            85,404        $(15,000)         70,404
  Prepaid expenses                        1,406                           1,406
  Property held for disposition           9,500          (9,500)             --

TOTAL CURRENT ASSETS                    114,073         (24,500)         89,573


OTHER ASSETS                              4,147                           4,147


PROPERTY, PLANT AND EQUIPMENT, at cost
  Land and land improvements              2,973                           2,973
  Buildings                              27,217                          27,217
  Machinery and equipment                60,952                          60,952

                                         91,142                          91,142


  Less accumulated depreciation          33,641                          33,641

                                         57,501                          57,501


TOTAL ASSETS                           $175,721        $(24,500)       $151,221



See Notes to Unaudited Pro Forma Consolidated Statements.



Stokely USA, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet


LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                March 31, 1996

                                        Stokely
                                          USA,         Pro-Forma      Pro-Forma
(Dollars in thousands)                         Inc.         Adjustments         Results

CURRENT LIABILITIES:
  Notes payable                         $ 19,887        $(15,000)     $  4,887
  Accounts payable                        21,365                        21,365
  Accrued compensation and withholdings    2,546                         2,546
  Other accrued liabilities                6,447            (500)        5,947
  Income taxes                               260                           260
  Current maturities on long-term debt    15,150          (9,000)        6,150

TOTAL CURRENT LIABILITIES                 65,655         (24,500)       41,155


LONG-TERM DEBT, less current maturities   77,230                        77,230
OTHER LIABILITIES                          3,269                         3,269
STOCKHOLDERS' EQUITY
 Preferred stock - no par value, authorized
  1,000,000 shares, none issued
 Common stock - $.05 par value, authorized
  20,000,000 shares, issued 11,435,195       572                           572
 Additional paid-in capital               43,683                        43,683
 Retained earnings                      (14,070)                       (14,070)

                                          30,185                        30,185

 Less treasury stock at cost (108,754 and
  110,550 shares, respectively)            (618)                          (618)

                                          29,567                        29,567

COMMITMENTS AND CONTINGENCIES


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $175,721     $(24,500)$151,221



See Notes to Unaudited Pro Forma Consolidated Statements.



Stokely USA, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statements Of Operations
(Dollars in thousands except per share amounts)


                                                    Year Ended March 31, 1996

                                                Less
                                   Stokely     Frozen
                                    USA,           Business     Pro-Forma    Pro-Forma
                                    Inc.            Results    Adjustments         Results

REVENUES:
  Net sales                      $206,251     $38,095                  $168,156
  Other                               147          --                       147

TOTAL REVENUES                    206,398      38,095                   168,303


COSTS AND EXPENSES:
  Cost of products sold           175,865      35,559                   140,306
  Selling, general and
   administrative expenses         36,672       3,611                    33,061
  Nonrecurring charge              12,500      12,500                        --
  Interest                         10,182       2,802                     7,380

TOTAL COSTS AND EXPENSES          235,219      54,472                   180,747


LOSS BEFORE INCOME TAXES (CREDIT) (28,821)    (16,377)                  (12,444)
INCOME TAXES                           --          --           --           --

NET EARNINGS (LOSS)              $(28,821)   $(16,377)                 $(12,444)



PER SHARE AMOUNTS:
NET EARNINGS (LOSS)PER SHARE OF
 COMMON STOCK                      $(2.54)     $(1.44)                   $(1.10)


WEIGHTED AVERAGE SHARES OUTSTANDING         11,326,245   11,326,245               11,326,245



See Notes to Unaudited Pro Forma Consolidated Statements.


Stokely USA, Inc. and Subsidiaries

Notes to Pro Forma Consolidated Condensed Financial Statements


1. Pro Forma Adjustments - The pro forma adjustments on the balance sheet assume that all proceeds related to the sale of substantially all of the frozen assets were received on March 31, 1996 and applied to outstanding debt and notes payable.





(c)    Exhibits:


  Exhibit 99.1   Inventory Purchase Agreement by and among
                 Dean Foods Vegetable Company, AGRIPAC and
                 Stokely USA, Inc. dated July 22, 1996 for frozen vegetable products.

  Exhibit 99.2 Plant Purchase Agreement by and among AGRIPAC and Stokely USA, Inc. dated July 22, 1996 in respect to the Walla Walla, Washington plant and related assets.

  Exhibit 99.3 Plant Purchase Agreement by and among The Freezer Group Acquisition, L.L.C. and Stokely USA, Inc. dated July 22, 1996 in respect to the Grandview, Washington plant and related assets.
                            SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              STOKELY USA, INC.
                              Registrant



Date:    August 9, 1996       /s/ Stephen W. Theobald
                              Stephen W. Theobald
                              President and Chief Executive
                           Officer


Date:    August 9, 1996       /s/ Leslie J. Wilson
                              Leslie J. Wilson
                              Vice President - Finance
                              (Principal Financial Officer)

                            SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              STOKELY USA, INC.
                              Registrant



Date:    August 9, 1996
                              Stephen W. Theobald
                              President and Chief Executive
                           Officer


Date:    August 9, 1996
                           Leslie J. Wilson
                              Vice President - Finance
                              (Principal Financial Officer)